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                                                                   EXHIBIT 10.43


                   COMBINATION MORTGAGE, SECURITY AGREEMENT,
                            ASSIGNMENT OF RENTS AND
                          FIXTURE FINANCING STATEMENT



     THIS COMBINATION MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FINANCING STATEMENT dated as of October 14th, 2003 (the "Mortgage"), by and between HEI, INC. a Minnesota corporation, whose address is 1495 Steiger Lake Lane, Victoria, MN 55386 (the "Mortgagor"), and COMMERCE BANK, a Minnesota state banking corporation, whose address is 7650 Edinborough Way, Suite 150, Edina, MN 55435 (the "Mortgagee");

                                  WITNESSETH:

     WHEREAS, Mortgagor is justly indebted to Mortgagee in the principal amount of One Million Two Hundred Thousand and No/100ths Dollars ($1,200,000.00) as evidenced by a certain promissory note in said amount made by Mortgagor payable to the order of Mortgagee dated of even date herewith (the "Note"), which Note shall mature on or before November 1, 2009, and the principal of which Note bears interest as provided therein, which Note is fully incorporated herein by reference;

     WHEREAS, the total principal amount of the Note is to be advanced pursuant to the terms and conditions of a certain Term Loan Agreement dated of even date herewith by and between Mortgagor, as borrower Mortgagee as lender (the "Loan Agreement"), which Loan Agreement is fully incorporated herein by reference (capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Loan Agreement);

     WHEREAS, Mortgagor has agreed to mortgage and grant a security interest in the Mortgaged Property, as herein defined, to secure payment of the Note and its obligations under the Loan Agreement, and this Mortgage;

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure the due and punctual payment of the principal, prepayment premium (if applicable) and interest on the Note, as it may be extended, amended or renewed, all other sums due and owing on the Note and the Loan Agreement, and the payment of all fees, sums, expenses and advances of Mortgagee

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made in accordance with the terms of this Mortgage, with interest thereon at the rate equal to that specified in Note (collectively called the "Indebtedness"), Mortgagor does hereby grant, bargain, sell, convey, release, mortgage and warrant, grant a security interest in and pledge unto Mortgagee, is successors and assigns, forever, the following:

                            A. LAND AND IMPROVEMENTS

     All of its right, title and interest in and to (i) the tracts, parcels and interests in land, and any street or alleys adjoining said premises heretofore or hereafter vacated, lying and being in the County of Carver, State of Minnesota, as legally described on Exhibit A hereto and made a part hereof (the "Land"); (ii) all of the buildings, including, without limitation, the existing building, structures, fixtures, annexations and other improvements now standing or at any time hereafter constructed or placed upon the Land (the "Improvements"); (iii) all extensions, additions, improvements, betterments, renewals and replacements of any of the foregoing; and (iv) all hereditaments, easements, rights, privileges and appurtenances now or hereafter belonging, attached or in any way pertaining to the Land or to any of the Improvements; and

                              B. PERSONAL PROPERTY

     All property now or hereafter affixed or attached to or incorporated upon the Land or the Improvement; which is now or hereafter owned by Mortgagor or in which Mortgagor now or hereafter has an interest, which to the fullest extent permitted by law, shall be deemed fixtures and a part of the real property (the "Personal Property"), including but not limited to (i) all building materials, supplies and equipment now or hereafter located on the Land and suitable or intended to be incorporated in any building, structure or other improvement located or to be erected on the Land; (ii) all heating, plumbing and lighting apparatus, screens, awnings, floor coverings, shrubbery, plants, landscaping, motors, engines, machinery, elevators, electrical equipment, incinerator apparatus, air conditioning equipment, water and gas apparatus, pipes, boilers, furnaces, cleaning, communication and sprinkler systems, faucets, fire extinguishing apparatus and equipment, and all other fixtures of every description which are now or may hereafter be placed or used upon the Land or in any building, structure or other improvement now or hereafter located thereon; and (iii) all additions, accessions, increases, parts, fittings, accessories, replacements, substitutions, betterments, repairs, products and proceeds to any of any and all such Personal Property (but excluding therefrom the inventory and removable personal property of the Mortgagor or any tenant of the Land or the Improvements).

     TO HAVE AND TO HOLD the Land, Improvements and Personal Property (collectively called the "Property" or the "Mortgaged Property"), together with all privileges, hereditaments and appurtenances thereunto now or hereafter belonging, or in any wise appertaining, and the proceeds thereof, unto Mortgagee, forever;

     PROVIDED, NEVERTHELESS, that these presents are upon the express condition that if Mortgagor shall pay or cause to be paid the Indebtedness, and if Mortgagor shall duly and punctually perform and observe all of the terms, covenants, agreements and conditions contained in this Mortgage, the Loan Agreement, and the Note, then this Mortgage and the estate, right and interest of Mortgagee in and to the Mortgaged Property shall cease and be and become void and of


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no force and effect, and shall be satisfied at Mortgagor's expense; otherwise this Mortgage shall remain in full force and effect.

     Mortgagor and Mortgagee further agree as follows:

                                   ARTICLE I

                  GENERAL COVENANTS, AGREEMENTS AND WARRANTIES

     Section 1.01. Warranty of Title; Permitted Encumbrances. Mortgagor covenants, represents and warrants that (a) it is the lawful owner of and has good right and lawful authority to grant, bargain, sell, convey, release, mortgage, grant a security interest in, and pledge the Mortgaged Property as provided herein, (b) it is and will continue to be well and truly seized of good and marketable title to the Mortgaged Property, (c) the Mortgaged Property is and will remain throughout the term of this Mortgage free and clear of all mortgages, liens, pledges, charges and encumbrances, excepting only the lien of this Mortgage and such Permitted Encumbrances as are listed on Exhibit B attached hereto and made a part hereof, and (d) Mortgagor warrants and will defend the title to the Mortgaged Property against all claims and demands whatsoever not specifically excepted herein.

     Section 1.02. Payment of Indebtedness; Observance of Terms and Convenants. Mortgagor shall duly and punctually (a) pay each and every installment of principal and interest on the Note and all other portions of the Indebtedness, as and when the same shall become due, and (b) perform and observe all of the terms, covenants, agreements and conditions contained in this Mortgage, the Loan Agreement and the Note and all other documents and instruments given as security for the payment of the Note.

     Section 1.03. Validity; Enforceable Obligations. Mortgagor covenants, represents and warrants that (a) the Note, this Mortgage, the Loan Agreement, and all other documents and instruments executed and delivered by it in connection with the execution and delivery of the Note have been duly executed and delivered and are valid and enforceable obligations of Mortgagor in accordance with the terms thereof and hereof, and (b) this Mortgage does not, nor does the Note, nor does the Loan Agreement, nor does the performance or observance by Mortgagor of any of the matters or things in this Mortgage or the Loan Agreement provided for, contravene any covenant in any indenture or agreement affecting Mortgagor or any of its properties.

     Section 1.04. Additional Assurances. Mortgagor shall (a) do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance reasonably necessary or proper for the carrying out more effectively of the purpose of this Mortgage and the Loan Agreement and, without limiting the foregoing, for conveying, mortgaging, assigning, and confirming unto Mortgagee all of the Mortgaged Property or property intended so to be, whether now owned or hereafter acquired, including without limitation the preparation, execution and filing of any documents, such as financing statements and continuation statements, deemed advisable by Mortgagee for maintaining its lien on any part of the Mortgaged Property, and (b) pay any and all recording fees, filing fees, mortgage registry tax, stamp taxes or other charges


                                      -3-


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arising out of or incident to the filing or recording of this Mortgage, such further assurances and instruments and the issuance and delivery of the Note.

     Section 1.05. Maintenance and Repairs. Mortgagor shall (a) cause the Mortgaged Property and every part thereof to be maintained, preserved and kept in safe and good repair, working order and condition, and will comply with all laws and regulations of any governmental authority with reference to the Mortgaged Property and the manner of using or operating the same, and with all restrictive covenants, if any, affecting the title to the Mortgaged Property, or any part thereof, (b) from time to time make all necessary and proper repairs, renewals, replacements, additions and betterments to the Mortgaged Property and every part thereof so that the value and efficient use thereof shall be fully preserved and maintained and so that all laws and regulations as aforesaid shall be complied with, and (c) promptly repair and restore the Mortgaged Property and every part thereof which may become damaged or destroyed by fire, casualty or otherwise to their condition prior to any such damage or destruction.

     Section 1.06. Removal of Mortgaged Property. Mortgagor shall not without the prior written consent of Mortgagee (a) remove the Improvements or Personal Property or any part thereof from the Land, except that as long as no Event of Default, as herein defined, shall occur and be continuing, Mortgagor may remove and dispose of any item or items of Personal Property which have become inadequate, obsolete or worn out, provided Mortgagor immediately replaces said item or items of Personal Property with like property such that the value of the Mortgaged Property will not be materially diminished, which shall become a part of the Mortgaged Property and subject to the lien of this Mortgage, (b) demolish, alter or modify the Improvements or Personal Property or any part thereof nor construct additional improvements on the Land, or (c) abandon or vacate the Mortgaged Property or any part thereof.

     Section 1.07. Payment of Operating Costs, Prior Mortgages and Liens. Mortgagor shall pay all operating costs and expenses of the Mortgaged Property and keep the same free from mechanics', materialmen's and other liens, levy, execution or attachment. Mortgagor shall also pay when due all indebtedness which may be secured by any mortgage, lien or charge on the Mortgaged Property superior to or equal to the lien of this Mortgage, and upon request exhibit to Mortgagee satisfactory evidence of such payment and discharge.

     Section 1.08. Payment of Taxes. Mortgagor shall (a) pay when due and before any penalty attaches thereto all taxes, assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Mortgaged Property or any interest therein, upon or against the Note or the Indebtedness or upon or against the interest of Mortgagee in the Mortgaged Property or in the Note or Indebtedness (the "Taxes"), and (b) upon demand furnish to Mortgagee proof of the payment of any such Taxes. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a mortgagee the payment of the whole or any part of the Taxes herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or a mortgagee's interest in mortgaged premises, so as to impose such Tax on Mortgagee or on the interest of Mortgagee in the Mortgaged Property, then, in any such event, Mortgagor agrees that it shall bear and pay the full amount of such Tax.


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     Section 1.09. Contest of Taxes and Liens. Notwithstanding any other provision of this Mortgage to the contrary, Mortgagor will not be required to pay, discharge or remove any Tax, or any lien against the Mortgaged Property or any part thereof, including a mechanic's lien (a "Lien") so long as Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Tax or Lien so contested and the sale of the Mortgaged Property, or any part thereof, to satisfy the same, provided that Mortgagor shall, prior to the date such Tax or Lien is due and payable, have given to Mortgagee cash or provided such other reasonable security as may be required by Mortgagee to insure such payment and interest and penalties thereon and prevent any sale or forfeiture of the Mortgaged Property by reason of such nonpayment. Any such contest shall be prosecuted with due diligence and Mortgagor shall promptly after final determination thereof pay the amount of any such Tax or Lien so determined, together with all interest and penalties thereon, which may be payable in connection therewith. Notwithstanding the provisions of this Section, Mortgagor shall (and if Mortgagor shall fail so to do, Mortgagee may, but shall not be required to) pay any such Tax or Lien notwithstanding such contest if in the reasonable opinion of Mortgagee the Mortgaged Property, or any part thereof, shall be in jeopardy or in danger of being forfeited or foreclosed.

     Section 1.10. Protection of Security. Mortgagor shall promptly notify Mortgagee of and appear in and defend any suit, action or proceeding that affects the Mortgaged Property, the Indebtedness or the rights or interest of Mortgagee hereunder. Mortgagee may elect to appear in or defend any such action or proceeding and Mortgagor agrees to indemnify and reimburse Mortgagee from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including without limitation, all reasonable sums paid by Mortgagee to establish or defend the rights and lien of this Mortgage or to protect the Mortgaged Property or any part thereof, including costs of evidence of title and reasonable attorneys fees, which amounts shall be paid by Mortgagor to Mortgagee upon demand together with interest thereon from the date of payment by Mortgagee at the rate equal to that specified in the Note.

     Section 1.11. Prohibition of Sale, Lease and Mortgage. In the event:

                    (a) Mortgagor sells, leases conveys, transfers, assigns,
               further mortgages or encumbers or disposes of the Mortgaged Property or any part thereof, or any interest therein, or agrees to do so, or except as otherwise provided in Section 1.06 hereof; or

                    (b) the Mortgaged Property, or any material part thereof, is condemned or the use or control thereof is taken in any proceedings involving the right of eminent domain;

whether occurring by voluntary or involuntary act or by operation of law or otherwise, without the written consent of the Mortgagee being first obtained, then at the sole option of the Mortgagee, Mortgagee may declare an Event of Default to have occurred under this Mortgage, thereby entitling Mortgagee to exercise any and all rights and remedies available to it as provided in this Mortgage upon the occurrence of an Event of Default. In the event Mortgagor shall request the consent of Mortgagee in accordance with this Section 1.11, Mortgagor shall deliver a written request to Mortgagee together with complete information regarding such a conveyance,


                                      -5-
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lease or encumbrance and shall allow Mortgagee 30 days from the date of receipt thereof for evaluation of such request. Such approval may be subject to such other modifications of the loan terms as may be deemed necessary by Mortgagee. Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

     Section 1.12. Loan Agreement. This Mortgage is the Mortgage referred to in and is also given as security for the due and punctual performance, observance and payment by Mortgagor of the terms and conditions set forth in the Loan Agreement and the Note. In the event Mortgagor fails to comply with any of such terms and conditions, such failure shall be an Event of Default under this Mortgage entitling Mortgagee to exercise any and all remedies available to it as provided in this Mortgage upon the occurrence of an Event of Default. In addition, Mortgagee may, but shall not be required to, avail itself of any or all of the rights and remedies available to it under the Loan Agreement, and any sums expended by Mortgagee in availing itself of such rights and remedies shall bear interest thereon from the date of such expenditures at the rate equal to that specified in the Note, shall constitute a portion of the Indebtedness secured hereby, and shall be payable to Mortgagee immediately upon demand, provided that, no such payment by Mortgagee shall be considered as waiving the Event of Default.

                                   ARTICLE II

                             INSURANCE AND ESCROWS

     Section 2.01. Insurance. Mortgagor shall procure and keep in full force and effect during the term of this Mortgage, at its sole cost and expense, the following:

          (a) insurance covering the Mortgaged Property against all risks of loss or damage to the Mortgaged Property, including but not limited to loss or damage caused by fire and extended coverage perils, including the cost of debris removal, together with vandalism, malicious mischief, sprinkler leakage, and agreed amount endorsements, all in amounts of not less than the full replacement cost of the Improvements and Personal Property;

          (b) to the extent pressure fired boilers are located on the Mortgaged Property, insurance covering the Mortgaged Property against loss or damage by explosion, and providing for full repair and full replacement cost coverage;

          (c) such other insurance covering the Mortgaged Property against loss or damage by other casualties and contingencies as Mortgagee may from time to time reasonably require, all in such manner and for such amounts as may be satisfactory to Mortgagee;

          (d) flood insurance in the maximum amount obtainable, unless evidence is provided that the Mortgaged Property is not within a flood plain as defined by the Federal Insurance Administration;

          (e) use and occupancy insurance covering risk of loss due to the occurrence of any hazards described in the foregoing Subsections (a), (b),
     (c) and (d) in an amount equal to guaranteed income from the Mortgaged Property for a period of nine (9)


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     months and based upon a reasonable estimate of annual income from
     Mortgagor's use of the Mortgaged Property; and

          (f) comprehensive general public liability insurance covering the liability of Mortgagor for claims for bodily injury, death or property damage occurring on, in or about the Mortgaged Property in amounts not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and Five Hundred Thousand Dollars ($500,000) per occurrence for property damage or such greater amounts as shall, from time to time, be required by Mortgagee.

The policy or policies of such insurance shall (i) be written on forms and with insurance companies satisfactory to Mortgagee, (ii) as to property insurance, contain agreed amount endorsements for not less than the full replacement cost of the Improvements and Personal Property, (iii) as to liability insurance, name as the insured parties Mortgagor and Mortgagee as their interests may appear, (iv) bear a mortgagee clause in favor of Mortgagee in form satisfactory to Mortgagee, all with loss proceeds under such policies to be made payable to Mortgagee; and (v) be in such amounts as Mortgagee from time to time may require.

     All policies of insurance shall specifically provide that Mortgagee shall receive 30 days prior written notice before cancellation of any such policies. In the event of a foreclosure of this Mortgage or any acquisition of the Mortgaged Property by Mortgagee all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of Mortgagee to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any insurance required herein, Mortgagor empowers Mortgagee to effect insurance upon the Mortgaged Property at Mortgagor's expense and for the benefit of Mortgagee in the amounts and types aforesaid for a period of time extending through the time of redemption from foreclosure sale, and if necessary therefore, to cancel any or all existing insurance policies. Mortgagor agrees to furnish Mortgagee copies of all inspection reports and insurance recommendations received by Mortgagor from any insurer.

     Section 2.02. Escrows. From and after the occurrence of any Event of Default, Mortgagor shall deposit with Mortgagee on the first day of each and every month hereafter, an amount equal to one-twelfth (1/12th) of the annual taxes and assessments (the "Charges") due on or relating to the Mortgaged Property as estimated by Mortgagee. From time to time out of such deposits and to the extent such deposits are sufficient Mortgagee will, upon presentation to Mortgagee by Mortgagor of bills therefor, pay the Charges or will upon presentation of receipted bills therefor, reimburse Mortgagor for such payments made by Mortgagor. In the event (a) the deposits on hand are not sufficient to pay all of the Charges when the same become due from time to time, or (b) Mortgagee estimates that the current monthly deposits are less than the estimated monthly amounts necessary to pay the Charges as they become due from time to time, then Mortgagor shall pay to Mortgagee on demand the amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If an Event of Default, as herein defined, shall occur under the terms of this Mortgage, the Loan Agreement, or the Note, Mortgagee may, at its option, without being required to do so, apply any deposit on hand to the Indebtedness in such order and manner as Mortgagee may elect.


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When the Indebtedness has been fully paid any remaining deposits shall be returned to Mortgagor or other person entitled thereto. All deposits are hereby pledged as additional security for the Indebtedness and shall be held for the purposes for which made as herein provided. Such deposits may be held by Mortgagee, or its agent, and shall be held without any allowance of interest thereon and shall not be subject to the decision or control of Mortgagor. The enforceability of the covenants relating to taxes and assessments provided in
Section 1.08 hereof and the payment of premiums for insurance provided in
Section 2.01 hereof shall not be affected except insofar as those obligations have been met by compliance with this Section. Mortgagee may from time to time, at its option, waive, and after such waiver, reinstate any and all of the provisions contained in this Section. While such waiver is in effect, Mortgagor shall pay taxes and assessments and premiums for insurance as herein provided.

                                   ARTICLE III

                       APPLICATION OF INSURANCE AND AWARDS

         Section 3.01. Damage to or Destruction of the Mortgaged Property. Mortgagor shall give Mortgagee prompt notice of any damage to or destruction of the Mortgaged Property or any part thereof (each such occurrence of damage or destruction shall be known as a separate and distinct "Casualty"), and in case of loss covered by policies of insurance, Mortgagee and Mortgagor jointly shall settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom, provided, that Mortgagor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of $25,000. Any expense incurred by Mortgagee in the adjustment and collection of insurance proceeds (including without limitation the cost of any independent appraisal of the loss or damage on behalf of Mortgagee) shall be reimbursed to Mortgagee first out of any proceeds.

         Section 3.02. Condemnation. Mortgagor shall give Mortgagee prompt notice of any action, actual or threatened, in condemnation or eminent domain and hereby assigns, transfers and sets over to Mortgagee the entire proceeds of any award or claim for damages for all or any part of the Mortgaged Property taken or damaged under the power of eminent domain or condemnation. Mortgagee is hereby authorized to intervene in any such action in the name of Mortgagor, to compromise and settle any such action or claim, and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Any expenses incurred by Mortgagee in intervening in such action or compromising and settling such action or claim, or collecting such proceeds shall be reimbursed to Mortgagee first out of the proceeds.

         Section 3.03. Disbursement of Insurance and Condemnation Proceeds. If
(i) in the sole opinion of Mortgagee, the proceeds from any insurance claim or condemnation award received pursuant to Section 3.01 or 3.02 (after payment of expenses as contemplated by such Sections), together with any monies deposited by Mortgagee with Mortgagor for the purposes of restoration or repair as hereinafter set forth are sufficient to repair and restore the Mortgaged Property to substantially the same condition as existed immediately prior to such damage, destruction or condemnation, and (ii) Mortgagor is not then in default under the Note, the Loan Agreement or this Mortgage, and (iii) such repair or restoration shall not result in the creation of any lien or encumbrance on the Mortgaged Property, other than Permitted Encumbrances, and (iv) Mortgagor pays Mortgagee's expenses in connection with the foregoing, and (v) the Casualty occurs at least twelve (12) months prior to the expiration of the Note, then Mortgagor shall have the right to use such proceeds to repair and restore the Mortgaged Property; provided, however, that Mortgagee shall have the right to approve (which approval shall not be unreasonably withheld) the plans for such repair and restoration. In the event that any insurance or condemnation proceeds are so applied to the restoration or repair of the Mortgaged Property, the restoration or repair shall be done under the supervision of an architect acceptable to Mortgagee and pursuant to plans and specifications approved by Mortgagee and subject to such other terms, provisions, requirements, safeguards and disbursement procedures as Mortgagee may require. In such case the proceeds shall be held by Mortgagee for such purposes and will from time to time be disbursed by Mortgagee to defray the costs of such restoration or repair under such safeguards and controls as Mortgagee may require to assure completion in accordance with the approved plans and specifications and free of liens or claims. Any insurance or condemnation proceeds which are not applied to repair or restoration of the Mortgaged Property and any surplus which may remain after payment of all costs of restoration or repair may at the option of Mortgagee be applied to reduction of that portion of the Indebtedness then most remotely to be paid, whether due or not, or returned to Mortgagor or other person entitled thereto, the choice of application to be solely at the discretion of Mortgagee.

                                   ARTICLE IV

                                LEASES AND RENTS

         Section 4.01. Mortgagor to Comply with Leases. Mortgagor shall, at its own cost and expense, (a) perform, comply with and discharge all of the obligations of Mortgagor under any leases or agreements for the use of the Mortgaged Property or any part thereof, (b) use its best efforts to enforce or secure the performance of each obligation and understanding of the respective tenants under any such leases, and (c) appear in and defend, any action or proceeding arising out of or in any manner connected with Mortgagor's interest in any leases of the Mortgaged Property or any part thereof. Mortgagor shall permit neither surrender nor assignment of any tenant's interest under said leases unless the right to assign or surrender is expressly reserved under the lease. Mortgagor shall not anticipate any installment of rent for more than one
(1) month in advance of its due date, nor execute any mortgage or create or permit a lien which may be or become superior to any such leases, nor permit a subordination of any lease to such mortgage or lien. Mortgagor shall not modify or amend the terms of any such leases, nor borrow against or pledge the rentals from such neither leases nor exercise or waive any default of the tenant thereunder without the prior written consent of the Mortgagee.

         Section 4.02. Mortgagee's Right to Perform Under Leases. In the event Mortgagor fails to perform, comply with or discharge any obligations of Mortgagor under any lease or should Mortgagee become aware of or be notified by any tenant under any lease of a failure on the part of Mortgagor to so perform, comply with or discharge its obligations under said lease, Mortgagee may, but shall not be obligated to, and without demand upon Mortgagor, and without waiving or releasing Mortgagor from any obligation contained in this Mortgage, remedy such failure.

Mortgagor shall pay to Mortgagee upon demand all sums incurred by Mortgagee in remedying any such failure together with interest from the date of advance by Mortgagee at the rate equal to that as specified in the Note. No such advance shall be deemed to relieve Mortgagor from any default hereunder.

         Section 4.03. Assignment of Leases and Rents. As additional security for the payment of the Indebtedness, Mortgagor does hereby bargain, sell, assign and transfer unto Mortgagee, its successors and assigns, all of the leases which now or hereafter may affect the Mortgaged Property, or any part thereof, during the term of this Mortgage and all of the rents, profits, and other income of any kind now due and which may hereafter become due under or by virtue of any lease or agreement, whether written or verbal, for the use or occupancy of the Mortgaged Property, or any part thereof, whether presently existing or entered into at any time during the term of this Mortgage, whether before or after foreclosure or during the period of redemption. It is the expressed intention of Mortgagor and Mortgagee to establish an absolute transfer and assignment of all such leases and agreements and all of the rents, profits and other income of any kind from the Mortgaged Property unto Mortgagee, its successors and assigns, and Mortgagor does hereby appoint irrevocably Mortgagee its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents, profits and other income; provided that, unless and until an Event of Default, as herein defined, occurs under this Mortgage, Mortgagor shall have the right to collect and retain said rents, profits and other income. The assignment of rents shall be effective until the payment of all money secured by this Mortgage, or in the event of foreclosure, until the period of redemption expires. Regardless of the extinguishment of the debt by a foreclosure sale, this benefit shall continue for the benefit of the purchaser at such sale.

         The entering upon and taking possession of the Mortgaged Property and the collection of such rents, profits and other income shall not cure or waive any defaults under this Mortgage nor in any way operate to prevent Mortgagee from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage nor shall it in any way be deemed to constitute Mortgagee a mortgagee-in-possession.

                                    ARTICLE V

                             UNIFORM COMMERCIAL CODE

         Section 5.01. Security Agreement; Fixture Filing. This Mortgage shall constitute a security agreement as defined in the Minnesota Uniform Commercial Code and all acts amendatory thereof and any similar or replacement statute hereafter enacted (the "Code"), and as to those items of Personal Property described in this Mortgage that are, or are to become fixtures related to the real estate mortgaged herein, it is intended as to those items that this Mortgage shall be effective as a financing statement filed as a fixture filing from the date of its filing in the real estate records of the County where the Mortgaged Property is situate. A photographic or other reproduction of this Mortgage may also be filed as a financing statement. The name of the record owner of said real estate is the Mortgagor as set forth in page one of this Mortgage. Information concerning the security interest created by this instrument may be obtained from Mortgagee, as secured party, at its address as set forth in page one of this Mortgage. The address of Mortgagor,

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as debtor, is as set forth in page one of this Mortgage. This document covers goods which are or are to become fixtures and other personal property.

                                   ARTICLE VI

                           CERTAIN RIGHTS OF MORTGAGEE

         Section 6.01 Right to Cure Default. If Mortgagor shall fail to comply with any of the terms, covenants, agreements or conditions of this Mortgage, the Note, the Loan Agreement or the other Loan Documents (as defined in the Loan Agreement), Mortgagee may, but shall not be obligated to, without demand upon Mortgagor, and without waiving or releasing Mortgagor from any obligation in this Mortgage or in the Loan Agreement contained, remedy such failure, and Mortgagor agrees to pay upon demand all sums incurred and the cost of performance by Mortgagee in remedying any such failure together with interest on all such sums and the costs of such performance from the date of such advance and performance at the rate equal to that specified in the Note. All such sums and costs, together with interest as aforesaid, shall constitute a portion of the Indebtedness, but no such advance or performance shall be deemed to relieve Mortgagor from any failure hereunder.

         Section 6.02 Inspection. Mortgagor shall permit Mortgagee's authorized representatives to enter the Mortgaged Property at all reasonable times for the purpose of inspecting the same; however, Mortgagee shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

         Section 6.03 Waivers; Releases; Resort to Other Security. Without affecting the liability of Mortgagor for payment of the Indebtedness or performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time, and without notice to or the consent of Mortgagor
(a) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof, (b) accept any additional security, (c) release or otherwise deal with any property, real or personal, including any or all of the Mortgaged Property, including making partial releases of the Mortgaged Property; or (d) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

         Section 6.04 Rights Cumulative. Each right, power or remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to Mortgagee, at law or in equity, or under the Code, or under any other agreement, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee and shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of Mortgagee to resort thereto at a later date or be construed to be a

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waiver of any default or Event of Default, as herein defined, under this
Mortgage, the Note, the Loan Agreement or any other Loan Document.

         Section 6.05 Subsequent Agreements. Any agreement hereafter made by Mortgagor and Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         Section 6.06 Waiver of Appraisement, Marshaling. Mortgagor hereby waives to the full extent lawfully allowed the benefit of any appraisement, evaluation, stay and extension laws now or hereinafter in force. Mortgagor hereby waives any rights available with respect to marshaling of assets and Mortgagee shall not be required to separately sell any portion of the Mortgaged Property, and Mortgagee shall not be required to exhaust its remedies against a specific portion of the Mortgaged Property before proceeding against the other. Mortgagor does hereby expressly consent to and authorize the sale of the Mortgaged Property or any part thereof as a single unit or parcel or in such other manner as Mortgagee may determine.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

         Section 7.01 Events of Default. An "Event of Default" as defined in the Loan Agreement shall constitute an "Event of Default" under this Mortgage.

         Section 7.02 Certain Remedies; Acceleration, Prepayment Premium and Foreclosure. If an Event of Default shall occur, Mortgagee may immediately declare the entire unpaid principal balance of the Note together with all other portions of the Indebtedness to be immediately due and payable and thereupon all such unpaid principal balance of the Note together with all accrued interest thereon, prepayment premium and all other portions of the Indebtedness secured hereby shall be and become immediately due and payable. If an Event of Default shall occur, then in every such case Mortgagee may (a) proceed to protect and enforce its rights by a suit or suits in equity or at law, either for the specific performance of any term, covenant, agreement or condition contained herein or in the Note or in the Loan Agreement or in any other Loan Document, or in aid of the execution of any power herein or therein granted for collection of the Note or the Indebtedness or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy, and/or (b) foreclose this Mortgage; and Mortgagor hereby authorizes and fully empowers Mortgagee to foreclose the lien of this Mortgage in the manner prescribed by applicable law, and out of the proceeds arising from sale and foreclosure to retain the principal of the Note and interest on the Note and all other portions of the Indebtedness together with all such sums of money as Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon as herein provided and all costs and expenses of such foreclosure, including lawful attorneys' fees, with the balance, if any, to be paid to the persons entitled thereto by law. In case of any sale of the Mortgaged Property, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, Mortgagee may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to deliver and use the Note and any claims for interest and prepayment premium matured and unpaid

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thereon, together with all other portions of the Indebtedness, in order that there may be credited as paid on the purchase price the sum then due under the Note, including the principal of the Note and prepayment premium and interest thereof and all other portions of the Indebtedness.

         Section 7.03 Receiver. If an Event of Default shall occur hereunder, it is further covenanted and agreed that if at any time in the opinion of Mortgagee a receivership may be necessary to protect the Mortgaged Property, whether before or after maturity of the Indebtedness or at the time of or after the institution of suit to collect the Indebtedness, or to enforce this Mortgage, Mortgagee shall, as a matter of strict right and regardless of the value of the mortgage security for the amounts due hereunder or secured hereby, or of the solvency of any party bound for the payment of the Indebtedness, have the right to the appointment on ex parte application, and without notice to anyone, by any Court having jurisdiction, of a receiver to take charge of, manage, preserve, protect, operate the Mortgaged Property and to collect the rents, to make all necessary and needed repairs, and to pay all taxes and assessments against the Mortgaged Property and insurance premiums for insurance thereon and after the payment of the expenses of the receivership and management of the Mortgaged Property to apply the net proceeds in reduction of the Indebtedness hereby secured or in such manner as the Court shall direct. Such receivership shall, at the option of Mortgagee, continue until full payment of all sums hereby secured, or until title to said Mortgaged Property shall have passed by sale under this Mortgage, as further provided in any assignment of rents executed by Mortgagor to Mortgagee (whether contained in this Mortgage or in a separate instrument).

         Section 7.04 Rights Under Uniform Commercial Code. In addition to the rights available to a mortgagee of real property, Mortgagee shall also have all the rights, remedies and recourse available to a secured party under the Code including the right to proceed under the provisions of the Code governing default as to any Collateral which may be included in the Mortgaged Property or which may be deemed non-realty in a foreclosure of this Mortgage or to proceed as to such Collateral in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

         Section 7.05 Right to Discontinue Proceeding. In the event Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and in such event Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness. This Mortgage, the Mortgaged Property and all rights, remedies and recourse of Mortgagee shall continue as if the same had not been invoked.

         Section 7.06 Acknowledgment of Waiver of Hearing Before Sale. Mortgagor understands and agrees that if an Event of Default occurs under the terms of this Mortgage, Mortgagee has the right, inter alia, to foreclose this Mortgage by advertisement in accordance with applicable law. Mortgagor further understands that in the event of such default Mortgagee may also elect its rights under the Code and take possession of the Collateral, or any part thereof, and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days' prior notice of such disposition must be given, all as provided for by the Code, as hereafter amended or by any similar or replacement statute hereafter enacted. MORTGAGOR HEREBY RELINQUISHES, WAIVES AND GIVES UP ANY CONSTITUTIONAL RIGHTS IT MAY HAVE TO NOTICE

AND HEARING EXCEPT AS PROVIDED HEREIN BEFORE SALE OF THE MORTGAGED PROPERTY AND EXPRESSLY CONSENTS AND AGREES THAT THE MORTGAGED PROPERTY MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE COLLATERAL MAY BE DISPOSED OR PURSUANT TO THE CODE, ALL AS DESCRIBED ABOVE. MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION AND MORTGAGOR'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

                                  ARTICLE VIII

                            ENVIRONMENTAL PROVISIONS

                  Section 8.01 Environmental Concerns.

                  (a) To the best of Mortgagor's knowledge, after the investigation performed in accordance with the letter attached hereto as Exhibit C and made a part hereof, the Mortgaged Property, has never been used by previous owners and/or operators to refine, produce, store, handle, transfer, process or transport "Hazardous Substances", as such term is defined by applicable federal law, except in compliance with applicable laws, and the Mortgagor has not in the past, nor does Mortgagor intend in the future, to use the Mortgaged Property, for the purpose of refining, producing, storing, handling, transferring, processing or transporting said "Hazardous Substances", except in compliance with applicable laws.

                  (b) Mortgagor has not received a summons, citation, directive, letter or other communication, written or oral, from any applicable governmental agency concerning any intentional or unintentional action or omission on Mortgagor's part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances into the waters or onto the lands of the State, or into the waters outside the jurisdiction of the State resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State.

                  (c) Mortgagor shall operate the Mortgaged Property or cause it to be operated in material compliance with all applicable rules and regulations promulgated by all applicable governmental environmental authorities and agencies. Mortgagor shall have the right in good faith to contest or appeal from such laws, ordinances and regulations and any decision adverse to the Mortgagor based thereon, but all costs, fees and expenses incurred in connection with such proceedings shall be borne by the Mortgagor.

                  (d) Mortgagor shall not cause or permit to exist, as a result of an action or omission on its part, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a Hazardous Substance into waters of the State or onto the lands from which it might flow or drain into said waters, or into waters outside the jurisdiction of the State where damage may result to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State, unless said release, spill, leak,

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

         pumping, emitting, pouring, emptying or dumping is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal or state governmental authorities or other applicable laws.

                  (e) Should Mortgagor cause or permit any action or omission resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances into the waters or onto the lands of the State, or into the waters outside the jurisdiction of the State, resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed or held in trust or otherwise controlled by the State, without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly clean up the same in accordance with the provisions of applicable State or Federal law.

                  (f) Notwithstanding anything in this Article VIII to the contrary, Mortgagor may store and use on the Mortgaged Property supplies which are used in the normal course of Mortgagor's business. Mortgagor covenants and agrees that it will use and dispose of all such supplies in compliance with all applicable laws and regulations.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.01 Applicable Law. This Mortgage shall be interpreted, construed and enforced according to the laws of the State of Minnesota.

         Section 9.02 No Implied Waiver. Any delay by Mortgagee in exercising or any failure by Mortgagee to exercise any right or remedy hereunder or afforded by law shall not be a waiver of nor preclude the exercise of any right or remedy hereunder, whether on such occasion or any future occasion.

         Section 9.03 Successors and Assigns. This Mortgage and each and every term, covenant, agreement, condition and other provision hereof shall be binding upon Mortgagor and its successors and assigns including without limitation each and every from time to time record owner of the Mortgaged Property or any other person having an interest therein, shall run with the land and shall inure to the benefit of Mortgagee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Mortgage.

         Section 9.04 Notices. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail to their respective addresses as set forth in page one of this Mortgage, or to such other places any party hereto may hereafter by notice in writing designate, shall constitute service of notice hereunder.

         Section 9.05 Captions and Headings. The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.

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         Section 9.06 Severability and Survival. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid, and all provisions hereof, in all other respects, shall remain valid and enforceable.

         IN WITNESS WHEREOF, Mortgagor has caused these presents to be executed as of the date first above written.

                                       HEI, INC.

                                       By: /s/ Douglas J. Nesbit
                                           -----------------------
                                        Its: Chief Financial Officer

STATE OF MINNESOTA        )
                          ) ss:
COUNTY OF HENNEPIN        )

         The foregoing instrument was acknowledged before me this 14th day of October, 2003, by Douglas J. Nesbit, the Chief Financial Officer of HEI, Inc., on behalf of the corporation.

                                      My Commission expires on January 31, 2005

                                                  Mary Joel Makepeace
                                                  ------------------------------
                                                  Notary Public

This instrument prepared by:                       [SEAL OF MARY JOEL MAKEPEACE]
COMMERCE BANK
7650 Edinborough Way, Suite 150
Edina, MN  55435

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